Exhibit 10.9

                          GENERAL RELEASE OF ALL CLAIMS

         THIS GENERAL RELEASE OF ALL CLAIMS is entered into as of the 31st day of July, 2003, by and among Pinetree Capital Corp., a corporation formed under the laws of Ontario, ("Pinetree Parent") and Genevest, Inc., a corporation formed under the laws of Ontario and a sister entity to Pinetree Parent ("Genevest") on the one hand, and Solomon Technologies, Inc., a Delaware corporation ("Solomon") and Town Creek Industries, Inc., a Maryland corporation and wholly owned subsidiary of Solomon Technologies, Inc., on the other hand.

                                   WITNESSETH

         WHEREAS, on January 8, 2001, Pinetree Parent and Solomon entered into a Term Sheet whereby Pinetree Parent, through Pinetree (Barbados) Inc., a corporation formed under the laws of Barbados and a wholly owned subsidiary of Pinetree Parent ("Pinetree"), agreed to provide equity financing to Solomon following a due diligence period (the "Term Sheet"); and

         WHEREAS, pursuant to the Term Sheet, Pinetree issued that certain Unsecured Convertible Promissory Note to Solomon, dated January 19, 2001, (together with all amendments, modifications, addenda and supplements, the "January 19 Note"), and Solomon was originally required to pay all monies due and payable under the January 19 Note on January 18, 2002; and

         WHEREAS, pursuant to the Term Sheet, Pinetree issued that certain Unsecured Convertible Promissory Note to Solomon, dated June 18, 2001 (together with all amendments, modifications, addenda and supplements, the "June 18 Note"), and Solomon was originally required to pay all monies due and payable under the June 18 Note on January 18, 2002 (the June 18 Note and January 19 Note shall be collectively referred to as the "Notes"); and

         WHEREAS, on January 19, 2001, Solomon executed that certain Undertaking and Agreement, requiring Solomon to make certain representations and warranties, as well as satisfy certain future conditions and covenants, as further consideration for the Notes (the "Undertaking and Agreement"); and

         WHEREAS, on January 30, 2002, Pinetree and Solomon entered into that certain Convertible Promissory Note Extension (the "Convertible Promissory Note Extension"), extending the due date of the January 19 Note to March 31, 2002 (the "Maturity Date"); and

         WHEREAS, on April 18, 2001, Genevest forwarded $35,000 to Solomon (the "Genevest Monies") on behalf of Pinetree Parent, which was in need of immediately available funds at the time, upon the condition that Genevest Monies were being forwarded to Solomon under the terms and conditions of the Notes; and

         WHEREAS, Solomon tendered a check to Pinetree Parent in repayment of the Genevest Monies on August 29, 2001; and

         WHEREAS, pursuant to the Notes, Solomon was required to repay Pinetree, on or before the Maturity Date, the outstanding principal and interest, plus accrued costs and fees (the "Obligations"); and

         WHEREAS, as of the date of this Agreement, Solomon failed to repay all monies due under the Notes; and

         WHEREAS, Pinetree, on December 20, 2002, filed suit in the United States District Court for the District of Maryland in a case styled Pinetree (Barbados) Inc. v. Solomon Technologies, Inc., Civil Case No. 8:02-cv-04141, seeking repayment of costs, interest and principal due under the Notes (the "Lawsuit"); and

         WHEREAS, Solomon has requested that Pinetree dismiss the Lawsuit and waive any and all defaults, including monetary defaults, currently existing under the Notes, and has also requested that Pinetree Parent release any and all claims related to the Term Sheet or Undertaking and Agreement in return for Solomon entering into a Memorandum of Understanding (the "MOU"), a Secured Convertible Promissory Note, (the "Secured Note") and the Convertible Note Security Agreement, (the "Security Agreement"), as well as TCI executing the MOU and a Security Agreement, the form of which is attached hereto as Attachment 2.2 (the "TCI Security Agreement"), providing a security interest in all of TCI's Collateral, as that term is defined in the TCI Security Agreement (the Secured Note, Security Agreement and TCI Security Agreement, together with the MOU, shall hereinafter be referred to as the "Settlement Documents", and the Secured Note and Security Agreement, together with the MOU, shall hereinafter be referred to as the "STI Settlement Documents"); and

         WHEREAS, Solomon and TCI, as of the date of this Release, have executed the Settlement Documents; and

         WHEREAS, pursuant to Solomon and TCI executing each of the Settlement Documents, Pinetree Parent and Genevest each are willing to enter into this Release.

         NOW THEREFORE, in consideration of the premises, and of the mutual promises and undertakings of the parties, all as set forth herein, the adequacy of which is hereby acknowledged and with the intention of being legally bound hereby, the parties hereto agree as follows:

         SECTION 1. Release

                  1.1 Release of Solomon and TCI. As a material inducement to Solomon and TCI to enter into the Settlement Documents, Pinetree Parent and Genevest (a) except for the obligations of Solomon and TCI expressly set forth in the Settlement Documents and this Release, do hereby remise, release, acquit, satisfy and forever discharge Solomon and TCI and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any

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

nature whatsoever, whether at law or in equity, which Pinetree Parent or Genevest have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Release with respect to any matters, transactions, occurrences, agreement, actions, or events arising out of, in connection with or relating to any and all dealings, transactions, matters or occurrences between Solomon on the one hand, and Pinetree Parent or Genevest or their affiliates on the other hand, including but not limited to the Notes, Term Sheet, Undertaking and Agreement and the Convertible Promissory Extension; and
(b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Solomon and TCI, or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Pinetree Parent and Genevest each expressly acknowledge and agree that Solomon's and TCI's consent to enter into this Release shall not be construed as an admission of wrongdoing, liability or culpability on the part of Solomon or TCI or the existence of any claims of Pinetree Parent or Genevest against Solomon or TCI.

                  1.2 Release of Pinetree Parent and Genevest. As a material inducement to Pinetree executing the MOU and Pinetree Parent and Genevest entering into this Release, Solomon and TCI (a) except for the obligations of Pinetree in the Settlement Documents and Pinetree Parent and Genevest in this Release, do hereby remise, release, acquit, satisfy and forever discharge Pinetree Parent and Genevest and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which Solomon or TCI have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Release with respect to any matters, transactions, occurrences, agreement, actions, or events arising out of, in connection with or relating to any and all dealings, transactions, matters or occurrences between Pinetree Parent and Genevest on the one hand, and Solomon on the other hand, including but not limited to the Notes, Term Sheet, Undertaking and Agreement and the Convertible Promissory Extension; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Pinetree Parent and Genevest, or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Solomon and TCI each expressly acknowledge and agree that Pinetree Parents' and Genevest's consent to enter into this Release shall not be construed as an admission of wrongdoing, liability or culpability on the part of Pinetree Parent or Genevest or the existence of any claims of Solomon or TCI against Pinetree or Genevest.

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

         SECTION 2. Representations and Warranties

         2.1      Pinetree Parent warrants and represents that:

                  a. Organization and Qualification. Pinetree Parent is a duly organized and is a validly existing corporation under the laws of Ontario, with full power and authority to own its properties and to transact its business as now transacted. Pinetree Parent is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

                  b. Authorization. The execution and delivery by Pinetree Parent of this Release (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Pinetree Parent is a party or by which the property of Pinetree Parent is bound, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Pinetree Parent. An original resolution or informal action of Pinetree Parent's Board of Directors approving the execution and delivery of this Release, is attached hereto as Attachment 2.1(b).

                  c. Valid, Binding and Enforceable. This Release will be valid, binding and enforceable in accordance with its terms.

         2.2      Genevest warrants and represents that:

                  a. Organization and Qualification. Genevest is a duly organized and is a validly existing corporation under the laws of Ontario, with full power and authority to own its properties and to transact its business as now transacted. Genevest is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

                  b. Authorization. The execution and delivery by Genevest of this Release (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Genevest is a party or by which the property of Genevest is bound, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Genevest. An original resolution or informal action of Genevest's Board of Directors approving the execution and delivery of this Release, is attached hereto as Attachment 2.2(b).

                  c. Valid, Binding and Enforceable. This Release will be valid, binding and enforceable in accordance with its terms.

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

         2.3      Solomon warrants and represents that:

                  a. Organization and Qualification. Solomon is a duly organized and is a validly existing corporation under the laws of Delaware, with full power and authority to own its properties and to transact its business as now transacted. Solomon is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

                  b. Authorization. The execution and delivery by Solomon of this Release (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Solomon is a party or by which the property of Solomon is bound, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Solomon.

                  c. Valid, Binding and Enforceable. This Release will be valid, binding and enforceable in accordance with its terms.

         2.4      TCI warrants and represents that:

                  a. Organization and Qualification. TCI is a duly organized and is a validly existing corporation under the laws of Maryland, with full power and authority to own its properties and to transact its business as now transacted. TCI is qualified to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

                  b. Authorization. The execution and delivery by TCI of this Release (i) are and will be within its respective powers, (ii) has been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which TCI is a party or by which the property of TCI is bound, or be in conflict with, result in a material breach of or constitute (with due notice and/or lapse of time) a material default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of TCI.

                  c. Valid, Binding and Enforceable. This Release will be valid, binding and enforceable in accordance with its terms.


         SECTION 3. Miscellaneous

         3.1 All capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Settlement Documents.

         3.2 Governing Law; Exclusive Jurisdiction. This Release shall be governed by the laws of the State of Maryland, without regard to the conflict of laws provisions thereof. Solomon, TCI, Genevest and Pinetree Parent each irrevocably consent to the exclusive

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

jurisdiction of the State of Maryland and the United States District Court for the District of Maryland, Northern Division, in any and all actions and proceedings whether arising hereunder or under this Release or any of the Settlement Documents.

         3.3 Advice of Counsel. Each of the undersigned acknowledge that it has consulted with independent legal counsel concerning this Agreement and knowingly and voluntarily hereby waives the rights described therein or affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this General Release of All Claims to be executed effective as of the day and year first written above.

                                        PINETREE CAPITAL CORP.

                                        /s/ LARRY GOLDBERG
                                        ------------------
                                        By: Larry Goldberg
                                        Title: Executive VP and CFO


                                        GENEVEST, INC.

                                        /s/ LARRY GOLDBERG
                                        ------------------
                                        By: Larry Goldberg
                                        Title: CFO


                                        SOLOMON TECHNOLOGIES, INC.

                                        /s/ DAVID E. TETHER
                                        -------------------
                                        By: David E. Tether
                                        Title: President and CEO


                                        TOWN CREEK INDUSTRIES, INC.,
                                        a wholly owned subsidiary of
                                        Solomon Technologies, Inc.

                                        /s/ DAVID E. TETHER
                                        -------------------
                                        By: David E. Tether
                                        Title: President


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